PROVIDENT INVESTMENT COUNSEL
                MUTUAL FUNDS


PROVIDENT
INVESTMENT COUNSEL
FUNDS A AND B

BALANCED FUND

GROWTH FUND

MID CAP FUND

SMALL COMPANY GROWTH FUND


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders.





PROSPECTUS
MARCH 31, 1999
AS REVISED
MAY 17, 1999

CONTENTS

Key Facts                       3   The Funds at a Glance
                                3   The Principal Goals and
                                    Strategies of the Funds
                                4   The Principal Risks of
                                    Investing in the Funds
                                5   Who May Want to Invest
                                5   Performance
                                9   Fees and Expenses
                               11   Structure of the Funds and
                                    the Portfolios
                               12   More Information About the Funds'
                                    Investments, Strategies and Risks
                               15   Management
                               15   The Advisor's Historical
                                    Performance Data
                               18   Your Account
                               18   Ways to Set Up Your Account
                               19   Calculation of Net Asset Value
                               22   How to Buy Shares
                               22   How to Sell Shares
                               24   Important Redemption Information
                               25   Investor Services
Shareholder Account Policies   26   Dividends, Capital Gains and Taxes
                               26   Distribution Options
                               26   Understanding Distributions
                               26   Transaction Details
                               29   Year 2000 Risk
                               29   Financial Highlights

                                       2
Prospectus

KEY FACTS

THE FUNDS AT A GLANCE

MANAGEMENT: Provident Investment Counsel (PIC), located in Pasadena, California since 1951, is the Funds' Advisor. At December 31, 1998, total assets under PIC's management were over $20 billion.

STRUCTURE: Unlike most mutual funds, each Fund's investment in portfolio securities is indirect. A Fund first invests all of its assets in a PIC Portfolio. The PIC Portfolio, in turn, acquires and manages individual securities. Each Fund has the same investment objective as the PIC Portfolio in which it invests. Investors should carefully consider this investment approach.

The Balanced Fund A and the Balanced Fund B (the "Balanced Funds") have the same investment objective and invest in the PIC Balanced Portfolio. The Growth Fund A and the Growth Fund B (the "Growth Funds") have the same investment objective and invest in the PIC Growth Portfolio. The Mid Cap Fund A and the Mid Cap Fund B (the "Mid Cap Funds") have the same investment objective and invest in the PIC Mid Cap Portfolio. The Small Company Growth Fund A and the Small Company Growth Fund B (the "Small Company Growth Funds") have the same investment objective and invest in the PIC Small Cap Portfolio.

For reasons relating to costs or a change in investment goal, among others, each Fund could switch to another pooled investment company or decide to manage its assets itself. None of the Funds in the Prospectus is currently contemplating such a move.

THE PRINCIPAL GOALS AND STRATEGIES OF THE FUNDS

BALANCED FUNDS

GOAL: Total return -- that is, a combination of income and capital growth, while preserving capital.

STRATEGY: Invest, through the PIC Balanced Portfolio, in a combination of high quality growth stocks and bonds. PIC considers companies with high rates of growth in sales and earnings, strong financial characteristics, a propriety product, industry leadership, significant management ownership and well thought out management goals, plans and controls to be high quality. In selecting equity investments, PIC does an analysis of individual companies and invests in companies of any size which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market in general. The Balanced Portfolio will invest only in fixed-income securities that have been rated investment grade by a nationally recognized statistical rating agency, or are the unrated equivalent. In selecting fixed-income securities, PIC examines the relationship between long-term and short-term interest rates, taking into account historical relationships and the current economic environment.

GROWTH FUNDS

GOAL: Long term growth of capital.

STRATEGY: Invest, through the PIC Growth Portfolio, in high quality growth stocks. PIC considers companies with high rates of

                                       3
                                                                      Prospectus
growth in sales and earnings, strong financial characteristics, a propriety product, industry leadership, significant management ownership and well thought out management goals, plans and controls to be high quality. In selecting equity investments, PIC does an analysis of individual companies and invests in companies of any size which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market in general.

MID CAP FUNDS

GOAL: Long term growth of capital.

STRATEGY: Invest, through the PIC Mid Cap Portfolio, mainly in equity securities of medium-sized companies. In selecting investments, PIC does an analysis of individual companies and invests in those medium-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.

SMALL COMPANY GROWTH FUNDS

GOAL: Long term growth of capital.

STRATEGY: Invest, through the PIC Small Cap Portfolio, mainly in equity securities of small-capitalization companies. In selecting investments, PIC does an analysis of individual companies and invests in those small-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.

THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS

MARKET RISK: The value of each Fund's investments will vary from day to day. The value of the Fund's investments generally reflect market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended period of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.


SMALL AND MEDIUM COMPANY RISK: Each Fund may invest in the securities of small and medium-sized companies. However, the Mid Cap Funds primarily invest in the securities of medium-sized companies and the Small Company Growth Funds primarily invest in the securities of small-sized companies. The securities of medium and small, less well-known companies may be more volatile than those of larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity. These risks are greater for small-sized companies.

BOND RISK: The Balanced Funds invest in bonds. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises. Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield. A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition.

By itself, no Fund is a complete, balanced investment plan. And no Fund can guarantee that it will reach its goal.

                                        4
Prospectus

WHO MAY WANT TO INVEST

The Balanced Funds may be appropriate for investors who seek potentially high long-term returns, but hope to see less fluctuation in the value of their investment.

The Growth Funds may be appropriate for investors who seek potentially high long-term returns, but are willing to accept the greater risk of investing in growth stocks. The Funds are designed for those investors seeking capital appreciation through a diversified portfolio of securities of companies of all sizes.

The Mid Cap Funds may be appropriate for investors who seek potentially high long-term returns, but are willing to accept the greater risk of investing in medium-capitalization companies. The Funds are designed for those investors who want to focus on medium-capitalization companies.

The Small Company Growth Funds may be appropriate for investors who are willing to accept higher short-term risk in pursuit of potentially above-average long-term returns. The Funds are designed for those investors who want to focus on small-capitalization companies.

Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Funds A. The bar charts show how the Funds' total returns have varied from year to year. The tables show the Funds' average returns over time compared with broad-based market indexes. The bar charts do not reflect sales charges, which would lower the returns shown. This past performance will not necessarily continue in the future.

                                       5
                                                                      Prospectus

                  [BAR CHART]

                Balanced Fund A
          Calendar Year Total Returns (%)
          -------------------------------

                 93         2.69
                 94        -3.13
                 95        22.31
                 96        15.56
                 97        22.32
                 98        31.12

Best quarter: up 10.32%, 4th quarter 1998
Worst quarter: down 10.54%, 3rd quarter 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                                 Since Inception
                                           1 Year     5 Years      June 11, 1992
                                          ---------   ---------   -------------
Balanced Fund A+                           23.58%      15.66%           14.12%
S&P 500 Index*                             28.76       24.15            20.77
Lehman Brothers Government/
  Corporate Bond Index**                    9.47        7.30             8.22
S&P 500 Index and Lehman Brothers
  Government/ Corporate Bond Index***      21.45       17.38            15.80
Lipper Balanced Fund Index****             15.09       13.87            13.54

--------
* The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized companies.
** The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index which is generally regarded as representative of the market for domestic bonds.
*** These figures represent a blend of the performance of both the S&P 500 Index (60%) and the Lehman Brothers Government/Corporate Bond Index (40%). This combined index reflects the asset allocation between equity and fixed- income securities that PIC intends to maintain.
**** The Lipper Balanced Fund Index measures the performance of those mutual funds that Lipper Analytical Services, Inc. has classified as "balanced." Balanced funds maintain a portfolio of both stocks and bonds, typically with a stock ratio of approximately 60% of assets and a bond ratio of of approximately 40% of assets. The funds in this index have a similar investment objective as the Balanced Funds.
+      Includes maximum sales charge.

                                        6
Prospectus

                  [BAR CHART]

                  Growth Fund A
          Calendar Year Total Returns (%)
          -------------------------------

                 98        39.16

Best quarter: up 16.54%, 4th quarter 1998
Worst quarter: down 14.03%, 3rd quarter 1998


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                   Since Inception
                                        1 Year     February 3, 1997
                                       ---------   ----------------
Growth Fund A+                          31.16%          25.29%
S&P 500 Index*                          28.76           28.48

--------
* The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies.
+    Includes maximum sales charge.

                                        7
                                                                      Prospectus

                  [BAR CHART]

                  Mid Cap Fund A
          Calendar Year Total Returns (%)
          -------------------------------

                 98        26.30

Best quarter: up 15.01%, 4th quarter 1998
Worst quarter: down 20.56%, 3rd quarter 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                     Since Inception
                                          1 Year     December 31, 1997
                                         ---------   ----------------
Mid Cap Fund A+                           19.04%           19.04%
Russell Midcap Index*                     10.09            10.09

--------
* The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. As of May 31, 1998, the average market capitalization of companies in the Russell 1000 Index was approximately $3.7 billion.
+    Includes maximum sales charge.

                                        8
Prospectus

                  [BAR CHART]

            Small Company Growth Fund A
          Calendar Year Total Returns (%)
          -------------------------------

                 98        5.26

Best quarter: up 17.81%, 4th quarter 1998
Worst quarter: down 26.19%, 3rd quarter 1998


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                       Since Inception
                                            1 Year     February 3, 1997
                                           ---------   ---------------
Small Company Growth Fund A+               (0.79)%          (1.04)%
Russell 2000 Growth Index*                  1.23           (11.38)

----------
* The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is a recognized index of small-capitalization companies.
+    Includes maximum sales charge.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                    Provident      Provident
                                                    Investment     Investment
                                                     Counsel        Counsel
                                                     Funds A        Funds B
                                                    ----------     ----------
Shareholder Fees
  (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                 5.75%           None
Maximum deferred sales (load) charge
  (as a percentage of purchase or sale price
  whichever is less)                                   None           5.00%
Redemption fee                                         None*          None
Exchange fee                                           None           None

--------
* Shareholders who buy $1 million of Fund A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

                                        9
                                                                      Prospectus

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)

                                                                                      Small
                                                                                      Company
                                              Balanced      Growth      Mid Cap       Growth
                                               Fund A       Fund A       Fund A       Fund A
                                               ------       ------       ------       ------
Management Fee (paid by the Portfolio)          0.60%        0.80%        0.70%        0.80%
Distribution and Service (12b-1) Fees
  (paid by the Fund)                            0.25%        0.25%        0.25%        0.25%
Other Expenses** (paid by the Fund
  and the Portfolio)                            0.55%        2.80%        4.11%        3.03%
  Administration Fee to PIC
    (paid by the Fund)                          0.20%        0.20%        0.20%        0.20%
  Shareholder Services Fee
    (paid by the Fund)                          0.15%        0.15%        0.15%        0.15%
                                               -----        -----        -----        -----
Total Annual Fund Operating Expenses            1.75%        4.20%        5.41%        4.43%
Expense Reimbursements ***                     (0.70%)      (2.85%)      (4.02%)      (2.88%)
                                               -----        -----        -----        -----
Net Expenses                                    1.05%        1.35%        1.39%        1.55%
                                               =====        =====        =====        =====


                                                                                       Small
                                                                                      Company
                                              Balanced      Growth       Mid Cap      Growth
                                               Fund B       Fund B       Fund B       Fund B
                                               ------       ------       ------       ------
Management Fee (paid by the Portfolio)          0.60%        0.80%        0.70%        0.80%
Distribution and Service (12b-1) Fees
  (paid by the Fund)                            1.00%        1.00%        1.00%        1.00%
Other Expenses** (paid by the Fund
  and the Portfolio)                            0.29%        2.74%        1.86%        3.00%
  Administration Fee to PIC
    (paid by the Fund)                          0.20%        0.20%        0.20%        0.20%
                                               -----        -----        -----        -----
Total Annual Fund Operating Expenses            2.09%        4.74%        3.76%        5.00%
Expense Reimbursements ***                     (0.19%)      (2.64%)      (1.62%)      (2.70%)
                                               -----        -----        -----        -----
Net Expenses                                    1.90%        2.10%        2.14%        2.30%
                                               =====        =====        =====        =====

--------
* The tables above and the Example below reflect the expenses of the Funds and the Portfolios.
**   Other Expenses are based on estimated amounts for the current fiscal year.
*** Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2009. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if, within three subsequent years, a Fund's expenses are less than the limit agreed to by PIC.

                                       10
Prospectus

Examples: These examples will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These examples are only illustrations, and your actual costs may be higher or lower. Let's say, hypothetically, that each Fund's annual return is 5% and that its operating expenses remain the same. For every $10,000 you invest, here's how much you would pay in total expenses for the time periods shown if you redeemed your shares at the end of the period:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
Balanced Fund A                 $676       $  890       $1,121      $1,784
Balanced Fund B                 $708       $  926        N/A         N/A
Growth Fund A                   $705       $  978       $1,272      $2,105
Growth Fund B                   $728       $  985        N/A         N/A
Mid Cap Fund A                  $708       $  990       $1,292      $2,148
Mid Cap Fund B                  $731       $  996        N/A         N/A
Small Company Growth Fund A     $724       $1,036       $1,371      $2,314
Small Company Growth Fund B     $747       $1,043        N/A         N/A

You would pay the following expenses if you did not redeem your shares:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
Balanced Fund A                   $676       $  890     $1,121      $1,784
Balanced Fund B                   $193       $  597      N/A         N/A
Growth Fund A                     $705       $  978     $1,272      $2,105
Growth Fund B                     $213       $  658      N/A         N/A
Mid Cap Fund A                    $708       $  990     $1,292      $2,148
Mid Cap Fund B                    $217       $  670      N/A         N/A
Small Company Growth Fund A       $724       $1,036     $1,371      $2,314
Small Company Growth Fund B       $233       $  718      N/A         N/A

STRUCTURE OF THE FUNDS AND THE PORTFOLIOS

Each Fund seeks its goal by investing all of its assets in a PIC Portfolio. The PIC Portfolio then invests directly in securities. Each PIC Portfolio is a mutual fund with the same investment goal as the Fund investing in it.

A Portfolio may sell its shares to other funds and institutions as well as to a Fund. All who invest in a Portfolio do so on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, these other funds may sell their shares to the public at prices different from the Funds' prices. This would be due to different sales charges or operating expenses, and it might result in different investment returns to these other funds' shareholders.

                                       11
                                                                      Prospectus

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS, STRATEGIES AND RISKS

As described earlier, each Fund invests all of its assets in a PIC Portfolio. This section gives more information about how the PIC Portfolios invest.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolios to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls; and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

Each Portfolio invests to a limited degree in foreign securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

In determining whether to sell a security, PIC considers the following: (a) a fundamental change in the future outlook of the company; (b) the company's performance compared to other companies in its peer group; and (c) whether the security has reached its target price.

Each Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests each Portfolio's assets according to its investment strategy. However, each Portfolio may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, a Fund would not be seeking its investment objective.

It is not anticipated that the annual portfolio turnover rate of the Portfolios will exceed 100%. However, the Advisor will not consider the rate of portfolio turnover to be a limiting factor in determining whether or purchase or sell securities in order to achieve a Fund's investment objective. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund's performance.

                                       12
Prospectus

PROVIDENT INVESTMENT COUNSEL
BALANCED FUNDS

The Balanced Funds seek total return while preserving capital by investing in the PIC Balanced Portfolio. The Balanced Portfolio will attempt to achieve total return through investments in equity and fixed-income securities.

In selecting investments for the Balanced Portfolio, PIC will include equity securities of companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market general. The Balanced Portfolio will invest in a range of small, medium and large companies. The minimum market capitalization of a portfolio security is expected to be $1 billion, and the average market capitalization is currently approximately $30 billion. A company's market capitalization is the total market value of its outstanding common stock. Equity securities in which the Balanced Portfolio invests typically average less than a 1% dividend. Currently, approximately 70% of the equity securities in which the Balanced Portfolio invests are listed on the New York or American Stock Exchanges, and the remainder are traded on the NASDAQ system or are otherwise traded over-the-counter.

The Balanced Portfolio will also invest at least 25%, and may invest up to 70%, of its total assets in fixed-income securities, both to earn current income and to achieve gains from an increase in the value of the fixed-income securities. The types of fixed-income securities in which the Balanced Portfolio will invest include U.S. dollar denominated corporate debt securities and U.S. Government securities. The Balanced Portfolio will invest only in fixed-income securities that are rated investment grade by a nationally recognized statistical rating agency, or are the unrated equivalent. Lower-rated securities have higher credit risks.

Fixed-income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term fixed-income securities are generally more sensitive to interest rate changes than short-term fixed-income securities. In general, prices of fixed-income securities rise when interest rates fall, and vice versa.

In selecting fixed-income securities, PIC does not base its investment decisions on forecasts of future interest rates or economic events. Rather, in selecting fixed-income securities for the Balanced Portfolio, PIC examines the relationship between long-term and short-term interest rates, taking into account historical relationships and the current economic environment. PIC seeks to identify sectors and individual securities within certain sectors, which it has determined are undervalued. PIC's analysis takes into account historical data and current market conditions.

                                       13
                                                                      Prospectus

PROVIDENT INVESTMENT COUNSEL
GROWTH FUNDS

The Growth Funds seek long term growth of capital by investing in the PIC Growth Portfolio, which in turn invests primarily in equity securities. Under normal circumstances, the Growth Portfolio will invest at least 80% of its assets in equity securities. In selecting investments for the Growth Portfolio, PIC will include equity securities of companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market in general. The minimum market capitalization of a portfolio security is expected to be $1 billion, and the average market capitalization is currently approximately $30 billion. Equity securities in which the Growth Portfolio invests typically average less than a 1% dividend. Currently, approximately 70% of the equity securities in which the Growth Portfolio invests are listed on the New York or American Stock Exchanges, and the remainder are traded on the NASDAQ system or are otherwise traded over-the-counter.

PROVIDENT INVESTMENT COUNSEL
MID CAP FUNDS

The Mid Cap Funds seek long term growth of capital by investing in the PIC Mid Cap Portfolio, which in turn invests primarily in equity securities of medium-sized companies.

PIC will invest at least 65%, and normally at least 95%, of the Mid Cap Portfolio's total assets in these securities. The Mid Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types.

Medium-sized companies are those whose market capitalizations fall within the range of $1 billion to $12 billion. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value. However, they tend to involve less risk than stocks of small companies. Over the course of a business cycle, medium capitalization stocks have shown greater growth potential than those of large capitalization stocks.

PROVIDENT INVESTMENT COUNSEL
SMALL COMPANY GROWTH FUNDS

The Small Company Growth Funds seek long term growth of capital by investing in the PIC Small Cap Portfolio, which in turn invests primarily in equity securities of small companies.

PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Small Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Small companies are those whose market capitalization or annual revenues are $250 million or less. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and

                                       14
Prospectus
their prices tend to be more volatile. Over the course of a business cycle, however, small capitalization stocks have shown greater growth potential than those of larger capitalization stocks.

MANAGEMENT

PIC is the advisor to the PIC Portfolios, in which the respective Funds invest. PIC's address is 300 North Lake Avenue, Pasadena, CA 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of United Asset Management Corporation (UAM), a publicly owned corporation with headquarters located at One International Place, Boston, MA 02110. UAM is principally engaged, through affiliated firms, in providing institutional investment management services. An investment committee of PIC formulates and implements an investment program for each of the Portfolios, including determining which securities should be bought and sold.

Each Portfolio pays an investment advisory fee to PIC for managing the Portfolio's investments. Last year, as a percentage of net assets, the Balanced Portfolio paid PIC 0.60%; the Growth Portfolio paid 0.80%; the Mid Cap Portfolio paid 0.70%; and the Small Cap Portfolio paid 0.80%.

THE ADVISOR'S HISTORICAL
PERFORMANCE DATA

The investment results presented below are not the results of the Funds. They are for composites of all accounts managed by PIC with substantially similar investment objectives and strategies to the Funds.

The composite performance data was calculated in accordance with recommended standards for the Association of Investment Management and Research (AIMR) retroactively applied for all time periods. AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set for performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investments advisers are directly comparable.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns do not reflect investment management fees and other operating expenses paid by the accounts in the composite. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The composites' returns are calculated on a time-weighted basis.

These composites are unaudited and are not intended to predict or suggest the returns that might be expected for the Funds. Figures reflect average annual returns. Average annual total returns show that cumulative total returns for a stated

                                       15
                                                                      Prospectus
time period (i.e., 3, 7 or 10 years) have been averaged over the period. You should note that the Funds will compute and disclose average annual return using the standard formula set forth in SEC rules, which differs in certain respects from the methodology used below to calculate PIC's performance. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods, from inception. The calculation provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. The formula requires that returns to be shown for the Funds will be net of advisory fees as well as any maximum applicable sales charges and all other Fund operating expenses.

The accounts included in the composites are not mutual funds and are not subject to the same rules and regulations imposed by the 1940 Act and the Internal Revenue Code (for example, diversification and liquidity requirements and restrictions on transactions with affiliates) as the Funds or to the same types of expenses that the Funds pay. These differences might have adversely affected the performance figures shown below. The Indices are not managed and do not pay any fees or expenses.

                                       16
Prospectus

PERFORMANCE ENDED DECEMBER 31, 1998

                                            1           3         7        10
                                           Year       Years     Years     Years
                                           ----       -----     -----     -----
PIC Balanced Composite                     33.36%     24.13%    14.92%    19.16%
S&P 500 Index(1)                           28.76      28.39     19.56     19.22
Lehman Brothers Government/Corporate
  Bond Index(2)                             9.47       7.33      7.87      9.33
S&P 500 Index/Lehman Brothers
  Government/Corporate Bond Index(3)       21.45      19.92     14.94     15.38
Lipper Balanced Fund Index(4)              15.09      16.11     12.66     13.32
PIC Large Cap Growth Composite             40.95%     30.32%    17.64%    23.38%
S&P 500 Index(1)                           28.76      28.39     19.56     19.22
Lipper Growth Fund Index(5)                25.69      23.67     16.86     17.21
PIC Small Cap Growth Commingled Fund        7.16%      8.35%    15.23%    21.85%
Russell 2000 Growth Index(6)                1.23       8.35     10.31     11.54
Lipper Small Cap Fund Index(7)             (0.85)      9.26     12.07     13.16

----------
(1) The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized companies.
(2) The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index which is generally regarded as representative of the market for domestic bonds.
(3) These figures represent a blend of the performance of both the S&P 500 Index (60%) and the Lehman Brothers Government/Corporate Bond Index (40%). This combined index mirrors the composition of the PIC Balanced Composite.
(4) The Lipper Balanced Fund Index measures the performance of those mutual funds that Lipper Analytical Services, Inc. has classified as "balanced." Balanced funds maintain a portfolio of both stocks and bonds, typically with a stock ratio of approximately 60% of assets and a bond ratio of approximately 40% of assets. The funds in this index have a similar investment objective as the Balanced Funds.
(5) The Lipper Growth Fund Index is composed of the 30 largest funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged indices. The funds in this index have a similar investment objective as the Growth Funds.
(6) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is a recognized index of small-capitalization companies.
(7) The Lipper Small Cap Fund Index is composed of the 30 largest funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase. The funds in this index have a similar investment objective as the Small Company Growth Funds.

                                       17
                                                                      Prospectus

YOUR ACCOUNT

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

RETIREMENT

TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

* Individual Retirement Accounts (IRAs) allow anyone of legal age and under 701|M/2 with earned income to invest up to $2000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

* Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

* Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

* Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

* 403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations.

* 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

GIFTS OR TRANSFERS TO MINOR (UGMA, UTMA)

TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

TRUST

FOR MONEY BEING INVESTED BY A TRUST

The trust must be established before an account can be opened.

BUSINESS OR ORGANIZATION

FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR OTHER
GROUPS

Does not require a special application.

                                       18
Prospectus

CALCULATION OF
NET ASSET VALUE

Once each business day, each Fund calculates its net asset value (NAV). NAV is calculated at the close of regular trading on the New York Stock Exchange
(NYSE), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

Each Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. The NAV for Fund A and Fund B shares will generally differ because they have different expenses.

CHOOSING BETWEEN
FUND A AND B

As mentioned earlier, there are Funds A and Funds B. While both Funds invest in the same PIC Portfolio (for example, Balanced Fund A and Balanced Fund B invest in the PIC Balanced Portfolio), each Fund has separate sales charge and expense structures. Because of the different expense structures, Fund A and Fund B will have different NAVs and dividends.

The principal advantages of Fund A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Fund A shares. The principal advantage of Fund B shares is that all of your money is put to work from the outset.

FUND A SHARES

Fund A shares are sold at the public offering price, which includes a front-end sales charge. Shares are purchased at the next NAV calculated after your investment is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus, including the shares charge. The sales charge declines with the size of your purchase, as shown below:

                                       As a % of      As a % of
                                        offering        your
                 Your investment         price       investment
                 ---------------         -----       ----------
                Up to $49,999            5.75%         6.10%
                $50,000 to $99,999       4.50%         4.71%
                $100,000 to $249,999     3.50%         3.63%
                $250,000 to $499,999     2.50%         2.56%
                $500,000 to $999,999     2.00%         2.04%
                $1,000,000 and over      None*         None*

--------
* Shareholders who buy $1 million of Fund A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

FUND A SALES CHARGE WAIVERS

Shares of Fund A may be sold at net asset value (free of any sales charge) to:

(1) shareholders investing $1 million or more; (2) current shareholders of the Balanced, Growth and Small Company Growth Funds A as of June 30, 1998 and the Mid Cap Fund A as of September 30, 1998; (3) current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, PIC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons; (4) current or retired registered representatives of broker-dealers

                                       19
                                                                      Prospectus
having sales agreements with the Distributor or full-time employees and their spouses and minor children and plans of such persons; (5) investors who redeem shares from an unaffiliated investment company which has a sales charge and use the redemption proceeds to purchase Fund A shares within 60 days of the redemption; (6) trustees or other fiduciaries purchasing shares for certain retirement plans or organizations with 60 or more eligible employees; (7) investment advisors and financial planners who place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services; (8) employee-sponsored benefit plans in connection with purchases of Fund A shares made as a result of participant-directed exchanges between options in such a plan; (9) "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Fund A shares; and (10) such other persons as are determined by the Board of Trustees (or by the Distributor pursuant to guidelines established by the Board) to have acquired Fund A shares under circumstances not involving any sales expense to the Trust or the Distributor.

FUND A SALES CHARGE REDUCTIONS

There are several ways you can combine multiples purchases of Fund A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner.

ACCUMULATION PRIVILEGE -- This lets you add the value of shares of any of the Funds A you and your family already own to the amount of your next purchase of Fund A shares for purposes of calculating the sales charge.

LETTER OF INTENT -- This lets you purchase shares of a Fund A and any other Fund A over a 13-month period and receive the same sales charge as if all the shares had been purchased at one time.

COMBINATION PRIVILEGE -- This lets you combine shares of one or more Funds A for the purpose of reducing the sales charge on the purchase of Fund A shares.

FUND B SHARES

The price you will pay to buy Fund B shares is the Fund's NAV. Shares are purchased at the next NAV calculated after your investment is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

                                       20
Prospectus

You may be charged a contingent deferred sales charge if you sell your Fund B shares within a certain time after you purchased them. There is no charge on shares which you acquire by reinvesting your dividends. The deferred sales charge is based on the original cost of your shares or the market value of them when you sell, whichever is less. The deferred sales charges are as follows:

                  Years after                 Deferred
                   Purchase                 Sales Charge
                   --------                 ------------
                      1                        5.00%
                      2                        4.00%
                      3                        3.00%
                      4                        3.00%
                      5                        2.00%
                      6                        1.00%
                      Within the 7th Year      None

When you place an order to sell your shares, we will first sell any shares in your account which are not subject to a deferred sales charge. Next we will sell shares subject to the lowest deferred sales charge.

After seven years, your Fund B shares automatically will convert to a class of shares with the same investment objective and policies as your Fund. For example, if you own shares of Balanced Fund B, they will be converted to a new class of Balanced Fund B shares to be established. The new class of shares will have lower distribution fees. This will mean that your Fund account will be subject to lower overall charges. The conversion will be a non-taxable event for you.

Deferred sales charges for Fund B shares may be reduced or waived under certain circumstances and for certain groups. Call (800) 618-7643 for details.

DISTRIBUTION PLANS

The Trust has adopted plans pursuant to Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of its shares. The plan with respect to Fund A shares provides for the payment of a distribution fee at the annual rate of 0.25% of each Fund's average daily net assets. The plan with respect to Fund B shares provides for the payment of a distribution fee at the annual rate of 0.75% of each Fund's average daily net assets and a service fee at the annual rate of 0.25% of each Fund's average daily net assets. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES PLAN

In addition, the Trust, on behalf of each Fund A, has entered into a Shareholder Services Plan with the Advisor. Under the Shareholder Services Plan, the Advisor will provide, or arrange for others to provide, certain shareholder services to shareholders of each Fund A. The Shareholder Services Plan provides for the payment to the Advisor of a service fee at the annual rate of 0.15% of each Fund A's average daily net assets.

                                       21
                                                                      Prospectus

HOW TO BUY SHARES

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.


MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT                            $2,000

For retirement accounts                         $500

For automatic investment plans                  $250

TO ADD TO AN ACCOUNT                            $250

For retirement plans                            $250

Through automatic investment plans              $100

MINIMUM BALANCE                               $1,000

For retirement accounts                         $500

FOR INFORMATION:                      (800) 618-7643

TO INVEST

BY MAIL:
            Provident Investment Counsel Funds
            P.O. Box 8943
            Wilmington, DE 19899

BY WIRE:
            Call: (800) 618-7643 to set up
            an account and arrange a
            wire transfer

BY OVERNIGHT DELIVERY:

            Provident Investment Counsel Funds
            400 Bellevue Parkway
            Wilmington, DE 19809

HOW TO SELL SHARES

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus. You may be charged a contingent deferred sales charge on the sale of your Fund B shares.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

                                       22
Prospectus

Certain requests must include a signature guarantee. It is designed to protect you and the Funds from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

*   You wish to redeem more than $100,000 worth of shares,

*   Your account registration has changed within the last 30 days,

* The check is being mailed to a different address from the one on your account (record address), or

*   The check is being made payable to someone other than the account owner.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Funds' Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Pregram (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

*   Your name,

*   Your Fund account number,

*   The dollar amount or number of shares to be redeemed, and

* Any other applicable requirements listed under "Important Redemption Information."

*   Unless otherwise instructed, PIC will send a check to the record address.

Mail your letter to:
Provident Investment Counsel Funds
P.O. Box 8943
Wilmington, DE 19899

                                       23
                                                                      Prospectus

IMPORTANT REDEMPTION INFORMATION

                    ACCOUNT TYPE                        SPECIAL REQUIREMENTS
                    ------------                        --------------------
Phone            All account types        *   Your telephone call must be received by
(800) 618-7643   except retirement            4 p.m. Eastern time to be redeemed on that
                                              day (maximum check request $100,000).
Mail or in       Individual, Joint        *   The letter of instructions must be signed by all
Person           Tenant, Sole Propri-         persons required to sign for transactions,
                 etorship, UGMA, UTMA         exactly as their names appear on the account.

                 Retirement Account       *   The account owner should complete a retirement
                                              distribution form. Call (800) 618-7643 to
                                              request one.

                 Trust                    *   The trustee must sign the letter indicating
                                              capacity as trustee. If the trustee's name is not
                                              in the account registration, provide a copy of
                                              the trust document certified within the last 60
                                              days.

                 Business or              *   At least one person authorized by corporate
                 Organization                 resolutions to act on the account must sign the
                                              letter.
                                          *   Include a corporate resolution with
                                              corporate seal or a signature guarantee.
                 Executor,                *   Call (800) 618-7643 for instructions.
                 Administrator,
                 Conservator, Guardian

Wire             All account types        *   You must sign up for the wire feature before
                 except retirement            using it. To verify that it is in place, call (800)
                                              618-7643. Minimum redemption wire: $5,000.
                                          *   Your wire redemption request must be received
                                              by the Fund before 4 p.m. Eastern time for
                                              money to be wired the next business day.

                                       24
Prospectus

INVESTOR SERVICES

PIC provides a variety of services to help you manage your account.

INFORMATION SERVICES

PIC'S TELEPHONE REPRESENTATIVES can be reached at (800) 618-7643.

STATEMENTS AND REPORTS that PIC sends to you include the following:

* Confirmation statements (after every transaction that affects your account balance or your account registration)

*   Annual and semi-annual shareholder reports (every six months)

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your Fund A shares and buy shares of other Funds A or sell your Fund B shares and buy shares of other Funds B by telephone or in writing. Note that exchanges into each Fund are limited to four per calendar year, and that they may have tax consequences for you. Also see "Shareholder Account Policies."

SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account. These redemptions take place on the 25th day of each month or, if that day is a weekend or holiday, on the prior business day. This service is available to Fund A account holders only.

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

                                       25
                                                                      Prospectus

SHAREHOLDER ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Funds distribute substantially all of their net income and capital gains if any, to shareholders each year in December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Funds offer three options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 591|M/2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

UNDERSTANDING DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

TAXES ON TRANSACTIONS. Your redemptions -- including exchanges -- are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell or exchange them.

Whenever you sell shares of a Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

TRANSACTION DETAILS

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% withholding for failing to report income to the IRS. If you

                                       26
Prospectus
violate IRS regulations, the IRS can require a Fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

Please note this about purchases:

* All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

*   PIC does not accept cash or third party checks.

* When making a purchase with more than one check, each check must have a value of at least $50.

* Each Fund reserves the right to limit the number of checks processed at one time.

* If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

YOU MAY BUY SHARES OF A FUND OR SELL THEM THROUGH A BROKER, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Funds are priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

* Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

* Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

* PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will

                                       27
                                                                      Prospectus
    be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

* PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer, PIC will give you 30 days prior notice of its intention to close your account. You will not be charged a deferred sales charge for a low balance redemption from a Fund B.

Please note this about exchanges

As a shareholder, you have the privilege of exchanging shares of a Fund A for shares of other Funds A and shares of Fund B for shares of other Funds B. However, you should note the following:

*   The Fund you are exchanging into must be registered for sale in your state.

* You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

*   Before exchanging into a Fund, read its prospectus.

* Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

*   You may exchange Fund A shares only for other Fund A Shares.

*   You may exchange Fund B shares only for other Fund B shares.

* Because excessive trading can hurt Fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

* Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                                       28
Prospectus

YEAR 2000 RISK

Like other business organizations around the world, the Funds could be adversely affected if the computer systems used by their investment advisor and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Issue." The situation may negatively affect the companies in which the Portfolios invest and by extension the value of the Funds' shares. The Funds' advisor is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its own computer systems, and it has obtained assurances from the Funds' other service providers that they are taking comparable steps. However, there can be no assurance that these actions will be sufficient to avoid any adverse impact on the Funds.

FINANCIAL HIGHLIGHTS

These tables show the financial performance for the Funds A for up to the past five years. The Funds B are new series of the Trust for which financial highlights are not available. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants. Their reports and the Funds' financial statements are included in the Annual Reports.

                                       29
                                                                      Prospectus

PROVIDENT INVESTMENT COUNSEL FUNDS

                                                            Balanced Fund A
                                         Year        Year        Year        Year         Year
                                         ended       ended       ended       ended       ended
                                        10/31/98    10/31/97    10/31/96    10/31/95    10/31/94
                                        --------    --------    --------    --------    --------
Net asset value, beginning of period    $ 15.51    $ 13.91       $13.24     $ 11.24     $ 11.48
Income from investment operations:
 Net investment income                     0.16       0.16         0.14        0.15        0.15
 Net realized and unrealized gain
 (loss) on investments                     2.44       2.64         1.34        2.00       (0.24)
Total from investment operations           2.60       2.80         1.48        2.15       (0.09)
Less distributions:
 From net investment income               (0.15)     (0.16)       (0.14)      (0.15)      (0.15)
 From net realized gains                  (1.01)     (1.04)       (0.67)       0.00        0.00
Total distributions                       (1.16)     (1.20)       (0.81)      (0.15)      (0.15)
Net asset value, end of period          $ 16.95    $ 15.51       $13.91     $ 13.24     $ 11.24
Total return                              17.85%     21.76%       11.96%      19.35%      (0.78%)
                                        -------    -------       ------     -------     -------
Ratios/supplemental data:
Net assets, end of period (millions)    $  42.0    $  35.3       $ 12.9     $  12.5     $   9.1
Ratios to average net assets:*
Expenses after exp. reimbursements         1.05%      1.05%        1.05%       1.05%       1.05%
Expenses before exp. reimbursements        1.41%      1.43%        1.72%       2.32%       2.87%
Net investment income after exp.
reimbursements                             0.97%      1.10%        1.05%       1.32%       1.37%
Portfolio turnover rate +                111.47%    104.50%       54.24%     106.50%     116.63%

* Includes the Fund's share of expenses allocated from PIC Balanced Portfolio.
+ Portfolio turnover rate of PIC Balanced Portfolio, in which all of the Fund's assets are invested.

Prospectus

Provident Investment Counsel Funds

                                                                    Mid Cap        Small Company
                                              Growth Fund A         Fund A         Growth Fund A
                                         -----------------------   ---------   ----------------------
                                           Year       2/3/97*      12/31/97*     Year       2/3/97*
                                           ended      through       through      ended      through
                                         10/31/98     10/31/97     10/31/98    10/31/98    10/31/97

Net asset value, beginning of period      $11.44       $10.00       $10.00      $10.42      $10.00
Income from investment operations:
     Net investment loss                   (0.07)       (0.03)       (0.03)      (0.12)      (0.03)
     Net realized and unrealized gain
     (loss) on investments                  2.30         1.47         0.56       (1.80)       0.45

Total from investment operations            2.23         1.44         0.53       (1.92)       0.42
Less distributions:
     From net investment income             0.00         0.00         0.00        0.00        0.00
     From net realized gains                0.00         0.00         0.00        0.00        0.00
Total distributions                         0.00         0.00         0.00        0.00        0.00
Net asset value, end of period            $13.67       $11.44       $10.53      $ 8.50      $10.42
Total return                               19.49%       14.40%++      5.30%++   (18.43)%      4.20%++
                                          ------       ------       ------      ------      ------
Ratios/supplemental data:
Net assets, end of period (millions)        $3.7         $2.2         $5.7        $2.7        $3.1
Ratios to average net assets:
Expenses after exp. reimbursements          1.35%o       1.35%o+      1.04%^+     1.55%#      1.55%#+
Expenses before exp. reimbursements         4.06%o       9.97%o+      3.08%^+     4.32%#     11.55%#+
Net investment loss after exp.
reimbursements                             (0.68)%      (0.62)%+     (0.43)%+    (1.23)%     (1.14)%+
Portfolio turnover rate                    81.06%!      67.54%!     166.89%/     81.75%**   151.52%**

*  Commencement of operations
+  Annualized.
++ Not annualized
o  Includes the Fund's share of expenses allocated from PIC Growth Portfolio.
^  Includes the Fund's share of expenses allocated from PIC Mid Cap Portfolio.
# Includes the Fund's share of expenses allocated from PIC Small Cap Portfolio. ! Portfolio turnover rate of PIC Growth Portfolio, in which all of the Fund's assets are invested.
/ Portfolio turnover rate of PIC Mid Cap Portfolio, in which all of the Fund's assets are invested.
** Portfolio turnover rate of PIC Small Cap Portfolio, in which all of the Fund's assets are invested.

                                                                      Prospectus

                         PROVIDENT INVESTMENT COUNSEL
                                 FUNDS A AND B

                                 BALANCED FUND
                                  GROWTH FUND
                                 MID CAP FUND
                           SMALL COMPANY GROWTH FUND

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds A investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of the Funds' reports and SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                         Provident Investment Counsel
                                 P.O. Box 8943
                             Wilmington, DE 19899
                           Telephone: 1-800-618-7643

You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. You can get text-only copies:

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-6009 or by calling 1-800-SEC-0330.

Free of charge from the Commission's Internet website at http://www.sec.gov


                                                        (Investment Company Act
                                                              File No. 811-6498)


                                       32
Prospectus